HOLLYWOOD BURGER HOLDINGS, INC.

AND

DPEC CAPITAL, INC.

WARRANT AGREEMENT

Dated as of March 11, 2010

WARRANT AGREEMENT dated as of March 11, 2010 between HOLLYWOOD BURGER HOLDINGS, INC., a Delaware corporation (the “Company”), and DPEC CAPITAL, INC. (the “Placement Agent”) and its assignees or designees (each hereinafter sometimes referred to with the Placement Agent as a “Holder” or the “Holder(s)”).

WITNESSETH:

WHEREAS, the Placement Agent has agreed to act as the placement agent in connection with the Company’s proposed private placement of up to 8,000,000 shares (the “Offering”) of common stock of the Company, $.01 par value per share (the “Common Stock”) (plus up to an additional 2,000,000 shares on the same terms), at an offering price of $.125 per share;

WHEREAS, the Company has agreed to issue warrants to the Placement Agent (the “Warrants”) to purchase ten percent (10%) of the aggregate number of shares of Common Stock sold by the Placement Agent in the Offering, or up to 1,000,000 shares of Common Stock;

WHEREAS, as the Offering is being conducted on a “best efforts basis”;

WHEREAS, the Offering may have multiple closings (each, a “Closing”) and Warrants will be issued to the Placement Agent on the date of each Closing in consideration for, and as part of, the Placement Agent’s compensation for serving as Placement Agent; and

WHEREAS, the terms and conditions of the Warrants to be issued are set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Grant. The Company agrees to grant to the Placement Agent Warrants to purchase such number of shares which are equal to ten percent (10%) of the aggregate number of shares of Common Stock sold by the Placement Agent as of such Closing Date at an initial exercise price of $.125 per share (the “Exercise Price”). The Warrants shall be exercisable at any time from the date of grant (which shall be the date of each Closing (each, a “Closing Date”)) until 5:30 p.m., New York time, on the fifth anniversary of each Closing Date. The number of shares subject to the Warrants granted hereunder and the Exercise Price shall be subject to adjustment as provided in Section 10 hereof. In the event of multiple closings in any calendar quarter, the parties agree that the Warrants for each of such Closings may be combined and issued and dated as of the last day of the calendar quarter.

2.          Warrant Certificates. The warrant certificates (the “Warrant Certificates”) delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

3.          Registration of Warrants. The Warrants shall be numbered and shall be registered on the books of the Company when issued.

4.          Exercise of Warrants.

4.1        Method of Exercise. The Warrants initially are exercisable at the Exercise Price (subject to adjustment as provided in Section 10 hereof) as set forth in Section 7 hereof payable by certified or official bank check in New York Clearing House funds. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, at the Company’s principal offices (presently located at 135 Fifth Avenue, 10th Floor, New York, New York 10010), the Holder(s) (which shall include either the Placement Agent or, in the event one or more Warrant Certificates have been assigned pursuant to the Form of Assignment attached hereto, the assignee or designee), shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of Common Stock underlying the Warrants). In the case of the purchase of less than all of the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock purchasable thereunder.

4.2        Exercise by Surrender of Warrants. In addition to the method of payment set forth in Section 4.1 and in lieu of any cash payment required thereunder, the Holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering the Warrant Certificate in the manner specified in Section 4.1 in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares of Common Stock as to which the Warrants are being exercised, multiplied by (y) a fraction, the numerator of which is the Market Price (as hereinafter defined) per share of Common Stock minus the Exercise Price of the shares of Common Stock and the denominator of which is the Market Price per share of Common Stock. As used in this Agreement, the phrase “Market Price” on any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any exchange, the average closing sale price as furnished through the NASDAQ Stock Market, Inc. (“NASDAQ”) or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it. Solely for the purposes of this Section 4.2, Market Price shall be calculated either (i) on the date on which the Form of Election attached hereto is deemed to have been sent to the Company pursuant to Section 15 hereof (“Notice Date”) or (ii) as the average of the Market Price for each of the five trading days immediately preceding the Notice Date, whichever of (i) or (ii) results in a greater Market Price.

5.          Issuance of Certificates. Upon the exercise of any Warrants, the issuance of certificates for shares of Common Stock shall be made forthwith (and in any event within five business days thereafter) without charge to the Holder(s) thereof including, without limitation, any tax other than income taxes, which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by the Holder(s) thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder(s) and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

The Warrant Certificates and the certificates representing the shares of Common Stock or other securities, property or rights issued upon exercise of any Warrants shall be executed on behalf of the Company by the manual or facsimile signature of the then present President or any Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or any Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

6.          Transfer of Warrants. The Warrants shall be transferable only on the books of the Company maintained at its principal office, where its principal office may then be located, upon delivery of the Warrant Certificates representing such Warrants duly endorsed by the Holder(s) or by its or their duly authorized attorney or representative accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration transfer, the Company shall execute and deliver the new Warrant Certificates to the person entitled thereto.

7.          Exercise Price and Number of Securities. Except as otherwise provided in Section 10 hereof, each Warrant is exercisable to purchase one share of Common Stock at an initial exercise price equal to the Exercise Price. The Exercise Price and the number of shares of Common Stock for which the Warrant may be exercised shall be the price and the number of shares of Common Stock which shall result from time to time from any and all adjustments in accordance with the provisions of Section 10 hereof.

8.          Registration Rights.

8.1        Registration Under the Securities Act of 1933. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof. Each Warrant Certificate and each certificate representing shares of Common Stock and any of the other securities issuable upon exercise of the Warrant (collectively, the “Warrant Shares”) shall bear the following legend unless (i) the Warrants or Warrant Shares are distributed to the public or sold to the underwriters for distribution to the public pursuant to this Section 8 or otherwise pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Act”), or (ii) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to counsel for the Company, that such legend is unnecessary for any such certificate:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT BETWEEN THE ISSUER AND DPEC CAPITAL, INC. DATED AS OF MARCH 11, 2010.

8.2        Piggyback Registration. If, at any time commencing after the date hereof and expiring five years thereafter, the Company proposes to register any of its securities under the Act (other than in connection with an initial public offering of shares of Common Stock of the Company or in connection with a merger or pursuant to Form S-4 or Form S-8 or successor form thereto) it will give written notice by registered mail, at least 30 days prior to the filing of each such registration statement, to the Holder(s) of the Warrant Shares of its intention to do so. If any of the Holder(s) of the Warrant Shares notify the Company within 20 days after mailing of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford such Holder(s) of the Warrant Shares the opportunity to have any such Warrant Shares registered under such registration statement. In the event that such registration relates to an underwritten public offering and the managing underwriter for said offering advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without causing a diminution in the offering price or otherwise adversely affecting the offering, the Company will include in such registration (a) first, the securities the Company proposes to sell, (b) second, the securities held by the entities that made the demand for registration, (c) third, the Warrant Shares requested to be included in such registration which in the opinion of such underwriter can be sold, pro rata among the Holder(s) of Warrant Shares on the basis of the number of Warrant Shares requested to be registered by such Holder(s), and (d) fourth, other securities requested to be included in such registration.

Notwithstanding the provisions of this Section 8.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 8.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

8.3        Covenants of the Company With Respect to Registration. In connection with any registration under Section 8.2 hereof, the Company covenants and agrees as follows:

(a) The Company shall pay all costs (excluding fees and expenses of the Holder(s)’ counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Section 8.2 hereof including, without limitation, the Company’s legal and accounting fees, printing expenses, blue sky fees and expenses.

(b) The Company will take all necessary action which may be required in qualifying or registering the Warrant Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

(c) The Company shall indemnify the Holder(s) of the Warrant Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holder(s) within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement.

(d) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise the Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

(e) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a “cold comfort” letter dated the effective date of such registration statement (and, if such registration relates to an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company’s financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities.

(f) The Company shall, as soon as practicable after the effective date of any registration statement filed pursuant to this Section 8, and in any event within 15 months thereafter, make “generally available to its security holders” (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

9.          Obligations of Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 8 hereof that each of the selling Holders shall:

(a) Furnish to the Company such information regarding themselves, the Warrant Shares held by them, the intended method of sale or other disposition of such securities, the identity of and compensation to be paid to any underwriters proposed to be employed in connection with such sale or other disposition, and such other information as may reasonably be required to effect the registration of their Warrant Shares.

(b) Notify the Company, at any time when a prospectus relating to the Warrant Shares covered by a registration statement is required to be delivered under the Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(c) The Holder(s) of the Warrants and/or Warrant Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement; provided, however, that the indemnity of such Holder(s) shall be limited to the net proceeds received by such Holder(s) in the sale of securities pursuant to the respective registration statement.

10.        Adjustments to Exercise Price and Number of Securities. The Exercise Price in effect at any time and the number and kind of securities purchased upon the exercise of any Warrant shall be subject to adjustment from time to time only upon the happening of the following events:

(a)          Stock Dividend, Subdivision and Combination. In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

(b)          Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 10, the number of Warrant Shares issuable upon the exercise at the adjusted Exercise Price of each Warrant shall be adjusted to the nearest number of whole shares of Common Stock by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(c)          Definition of Common Stock. For the purpose of this Section 10, the term “Common Stock” shall mean (i) the class of stock designated as Common Stock in the Articles of Incorporation of the Company as amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

(d)          Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder(s) a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 10. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

(e)          No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made if the amount of said adjustment shall be less than two cents ($.02) per share; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents ($.02) per Warrant.

11.        Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable, without expense, upon the surrender thereof by the registered Holder(s) at the principal executive office of the Company for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

12.        Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of any Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

13.        Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. Every transfer agent (“Transfer Agent”) for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Common Stock and other securities as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with every Transfer Agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants. The Company will supply every such Transfer Agent with duly executed stock and other certificates, as appropriate, for such purpose. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as any Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted on the NASDAQ.

14.        No Rights as Stockholder; Notices to Holders in Certain Circumstances. Nothing contained in this Agreement shall be construed as conferring upon the Holder(s) the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

(a)          the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

(b)          the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

(c)          a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then in any one or more of said events, the Company shall give written notice of such event at least 15 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

15.        Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

(a)          if to the registered Holder(s) of the Warrants, to the addresses of such Holder as shown on the books of the Company; or

(b)          if to the Company, to the address set forth in Section 4 hereof or to such other address as the Company may designate by notice to the Holder(s).

16.        Supplements; Amendments; Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought. The Company and the Placement Agent may from time to time supplement or amend this Agreement without the approval of any Holder(s) of Warrant Certificates (other than the Placement Agent) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Placement Agent may deem necessary or desirable and which the Company and the Placement Agent deem shall not adversely affect the interests of the Holder(s).

17.        Successors. All of the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Placement Agent and their respective successors and assigns hereunder.

18.        Survival of Representations and Warranties. All statements in any schedule, exhibit or certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties and agreements made by the parties to this Agreement or pursuant hereto shall survive.

19.        Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

20.        Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

21.        Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

22.        Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Placement Agent and any other registered Holder(s) of the Warrant Certificates or Warrant Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Placement Agent and any other Holder(s) of the Warrant Certificates or the Warrant Shares.

[Remainder of Page Intentionally Left Blank]

23.       Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS HEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

ATTEST:	HOLLYWOOD BURGER HOLDINGS, INC.

	By:	/s/ Scott L. Mathis
Secretary	Name: Scott L. Mathis
Title: President

DPEC CAPTAL, INC.

	By:	/s/ Keith Fasano
Name: Keith Fasano
Title: Director of Operations

WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT DATED AS OF MARCH 11, 2010 BETWEEN THE ISSUER AND DPEC CAPITAL, INC.

EXERCISABLE ON OR BEFORE

5:30 P.M., NEW YORK TIME, ____________, 2015

Warrant No. ___

____________ Shares of Common Stock

This Warrant Certificate certifies that DPEC Capital, Inc., or its registered assigns, is the registered holder of Warrants to purchase initially, at any time from ____________, 2010 until 5:30 p.m., New York time on ___________, 2015 (“Expiration Date”), up to___________ shares of fully-paid and non-assessable common stock, $.01 par value per share (the “Common Stock”) of HOLLYWOOD BURGER HOLDINGS, INC., a Delaware corporation (the “Company”), at the initial exercise price, subject to adjustment in certain events, of $.125 per share of Common Stock (the “Exercise Price”) upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of March 11, 2010 between the Company and DPEC Capital, Inc. (the “Warrant Agreement”). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants.

The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company’s securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

This Warrant Certificate does not entitle any holder thereof to any of the rights of a shareholder of the Company.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated: ______________, 20__

ATTEST:	HOLLYWOOD BURGER HOLDINGS, INC.

/s/ Tim Holderbaum	By:
Name: Tim Holderbaum	Name: Scott L. Mathis
Title: Secretary	Title: President

EXTENSION OF WARRANT AGREEMENT

DATED MARCH 11, 2010

Dated as of: October 8, 2010

Hollywood Burger Holdings, Inc.

135 Fifth Avenue, 10th Floor

New York, New York 10010

Ladies and Gentlemen:

This shall confirm that Hollywood Burger Holdings, Inc., a Delaware corporation (the “Company”), hereby agrees with DPEC Capital, Inc., a Delaware corporation (the “Placement Agent”), to extend the terms of their Warrant Agreement, dated March 11, 2010 (the “Warrant Agreement”), to a second offering being conducted by the Company, commencing in October 2010 (hereinafter, the “Second Offering”). Except as expressly modified herein, all of the terms and provisions set forth in the Warrant Agreement shall apply with respect to the Second Offering.

The modifications to the Warrant Agreement are as follows:

1.   All references to the “Offering” shall refer to the Company’s proposed private placement of up to 10,000,000 shares of common stock of the Company, $.01 par value per share (plus up to an additional 3,000,000 shares on the same terms), at an offering price of $.50 per share.

2.   All references to the “Exercise Price” shall be understood to be $.50 per share.

3.   The legend referred to in paragraph 8.1 of the Warrant Agreement shall read as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE EXTENSION OF WARRANT AGREEMENT BETWEEN THE ISSUER AND DPEC CAPITAL, INC. DATED AS OF OCTOBER 8, 2010.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

DPEC CAPITAL, INC.		HOLLYWOOD BURGER HOLDINGS, INC.

By:	/s/ Keith Fasano	By:	/s/ Scott L. Mathis
	Name: Keith Fasano		Name: Scott L. Mathis
	Title: Director of Compliance		Title: President

SECOND EXTENSION OF WARRANT AGREEMENT

(INITIALLY DATED MARCH 11, 2010)

Dated as of: March 21, 2012

Hollywood Burger Holdings, Inc.

135 Fifth Avenue, 10th Floor

New York, New York 10010

Ladies and Gentlemen:

This shall confirm that Hollywood Burger Holdings, Inc., a Delaware corporation (the “Company”), hereby agrees with DPEC Capital, Inc., a Delaware corporation (the “Placement Agent”), to extend the terms of their Warrant Agreement, dated March 11, 2010 (the “Warrant Agreement”), as previously amended and extended on October 8, 2010 (the “Initial Extension”), to a third financing event being conducted by the Company, commencing on or about March 21, 2012 (hereinafter, the “March 2012 Offering”). Except as expressly modified herein, all of the terms and provisions set forth in the Warrant Agreement and the Initial Extension shall apply with respect to the March 2012 Offering.

The modifications to the Warrant Agreement are as follows:

1.   As of March 21, 2012, all references to the “Offering” shall refer to the Company’s proposed private placement of up to 6,000,000 shares of common stock of the Company, $.01 par value per share (plus up to an additional 1,800,000 shares on the same terms), at an offering price of $.75 per share.

2.   To the extent the Warrant Agreement pertains to the March 2012 Offering, all references to the “Exercise Price” shall be understood to be $.75 per share.

3.   The legend referred to in paragraph 8.1 of the Warrant Agreement shall read as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE EXTENSION OF WARRANT AGREEMENT BETWEEN THE ISSUER AND DPEC CAPITAL, INC. DATED AS OF OCTOBER 8, 2010, AS AMENDED AND REVISED.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

DPEC CAPITAL, INC.		HOLLYWOOD BURGER HOLDINGS, INC.

By:	/s/ Keith Fasano	By:	/s/Scott L. Mathis
	Name: Keith Fasano		Name: Scott L. Mathis
	Title: Director of Compliance		Title: President

- 2 -